UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

406-839-0816

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 14, 2026, Bion executed a Settlement Agreement with Hamstra Builders, Inc., the General Contractor for the Fair Oaks demonstration facility that was completed in July 2023. The settlement, along with a separate agreement between Hamstra and Dilling Group, a subcontractor, results in the dismissal by both parties of all mechanics liens and litigation related to the construction of the Ammonia Recovery System at Fair Oaks. The first lien was filed in March 2024 and litigation commenced in April 2025; details have been disclosed in various SEC 8-K’s, 10-Q’s, and 10-K’s, since that time.

Bion will issue Hamstra a convertible promissory note in the amount of $1,774,512.72. Terms include a maturity date of December 31, 2026; interest at 10%; a cash payment of $653,915 at the time of a future Bion financing; and conversion of the balance into Bion common stock at the price of that financing (to be determined). The Note and Settlement Agreement are attached as exhibits.

All holders of Bion’s Secured Convertible Promissory Notes, along with all holders of Bion’s May 2024 Convertible Promissory Notes, both Notes with a maturity date of June 30, 2026, have agreed to extend their maturity date, under the same terms until December 31, 2026.

The Bion Loan Group has agreed to extend its Secured Convertible Promissory Note, with a maturity date of June 30, 2026, under the same terms until January 31, 2027.

Item 7.01 Regulation FD Disclosure

On July 14, 2026, the Company issued a press release entitled “Bion Announces Settlement of Fair Oaks Litigation” which press release has been placed on the Investors page of our website.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Hamstra Settlement
10.2	Hamstra Note
99.1	Press Release titled “Bion Announces Settlement of Fair Oaks Litigation”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Stephen Craig Scott
Date: July 14, 2026	Name:	Stephen Craig Scott Interim CEO